As filed with the Securities and Exchange Commission on January 22, 2008

1933 Act Registration Number:  33-53698

1940 Act Registration Number: 811-07322

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:		X
Pre-Effective Amendment Number
Post-Effective Amendment Number	36

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:		X
Amendment Number	37

The Integrity Funds

(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

With a copy to:
Mark R. Anderson	Mark J. Kneedy
Integrity Mutual Funds, Inc.	Chapman and Cutler LLP
1 North Main Street	111 West Monroe Street
Minot, ND 58703	Chicago, IL 60603

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):
Immediate upon filing pursuant to paragraph (b)
On _____________, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On _____________, pursuant to paragraph (a)(1)
X	75 days after filing pursuant to paragraph (a)(2)
On _____________, pursuant to paragraph (a)(2)

If appropriate, check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

CONTENTS OF

POST-EFFECTIVE AMENDMENT NO. 36

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus for the Integrity Asset Allocation Fund

Part B—Statement of Additional Information for the Integrity Asset Allocation Fund

Part C—Other Information

Signatures

List of Exhibits

Exhibits

The Integrity Funds is a multi-series investment company that consists of seven series. Six of those series, the Integrity Small Cap Growth Fund, the Integrity Health Sciences Fund, the Integrity Technology Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, and the Integrity Total Return Income Fund are not included in this amendment to the Registration Statement and are not affected by this Amendment to the Registration Statement.

_______, 2008

[Logo]

THE INTEGRITY FUNDS

INTEGRITY ASSET ALLOCATION FUND

CLASS A AND CLASS C SHARES

Prospectus

This prospectus is intended to provide important information to help you evaluate whether the Integrity Asset Allocation Fund may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Asset Allocation Fund can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTEGRITY ASSET ALLOCATION FUND	1
Fund Summary	1
Fund Performance	2
WHAT ARE THE FUND'S FEES AND EXPENSES?	3
COST OF INVESTING EXAMPLES	3
FUND MANAGEMENT	4
Investment Adviser	4
Manager of Managers	4
Exemption from the Provisions of Section 12(d)(1)(F)(ii)	5
PRINCIPAL INVESTMENT STRATEGIES	5
Securities in Which the Fund Invests	5
HOW WE SELECT INVESTMENTS	5
PRINCIPAL RISK FACTORS	6
Other Considerations	9
PORTFOLIO HOLDINGS DISCLOSURE	9
THE SHARES WE OFFER	9
Class A Shares	9
Class C Shares	10
HOW TO REDUCE YOUR SALES CHARGE	10
Class A Sales Charge Reductions	11
Class A Sales Charge Waivers	11
Additional Information	11
HOW TO BUY SHARES	11
Minimum Investments and Share Price	12
IMPORTANT INFORMATION ABOUT PURCHASES	12
USA PATRIOT Act	12
Purchases Made Through a Financial Adviser	13
Systematic Investing--The Monthomatic Investment Plan	13
SPECIAL SERVICES	14
Exchanging Shares	14
Reinstatement Privilege	14
HOW TO SELL SHARES	14
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
DISTRIBUTIONS	17
Reinvestment Options	17
FEDERAL TAX MATTERS	17
DISTRIBUTION AND SERVICE PLAN (12b-1)	19
NET ASSET VALUE	19
FUND SERVICE PROVIDERS	19
SHAREHOLDER INQUIRIES	19
FINANCIAL HIGHLIGHTS	20

INTEGRITY ASSET ALLOCATION FUND

The Integrity Asset Allocation Fund (the "Asset Allocation Fund" or the "Fund") is an open-end, diversified, management investment company ("mutual fund"). The Fund seeks to achieve its investment objectives by investing primarily in shares of other non-proprietary open-end investment companies. This strategy may result in greater expenses than you would incur if you invested directly in mutual funds.

Fund Summary

Investment Objectives

The Fund seeks capital appreciation. Income is a secondary objective of the Fund. The Fund's investment objectives are non-fundamental, which means they may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

The Fund will attempt to achieve its investment objectives by investing primarily in a mix of registered open-end investment companies and exchange-traded funds (collectively, "Underlying Funds") in different combinations and weightings, generally allocated as described below.

The Fund generally seeks to invest in Underlying Funds that under normal market conditions, invest principally in U.S. and/or foreign equity securities. To a lesser extent, the Fund may also seek Underlying Funds that invest in fixed-income and money market securities. The Underlying Funds represent a variety of fund categories such as large-cap funds, income funds, international funds, mid-cap funds and small-cap funds. Further, the Underlying Fund categories represent differing investment objectives and asset classes. Large-cap funds typically invest in companies whose market value (i.e., number of shares outstanding times current market price) is generally greater than $9 billion; such companies are likely to include well-established corporations that pay dividends. Income funds typically invest in debt securities. International funds typically invest in companies located outside of the United States. Mid-cap funds typically invest in mid-sized companies whose market value is generally in the range of $2 billion to $9 billion. Small-cap funds typically invest in emerging companies whose market value is generally less than $2 billion and which use profits to grow rather than to pay dividends. In selecting Underlying Funds, the Fund's investment adviser considers the Underlying Funds' objectives, policies, performance, and management as well as their overall operations (such as size, fees and expenses, and services).

Integrity Money Management, Inc. ("Integrity Money Management" or the "Investment Adviser") expects that the Fund will invest its assets within a range that deviates no more than 10% above or below the target allocations for Underlying Funds set forth below (the "Specified Ranges") (for example, a 30% target allocation in large-cap funds is not expected to be greater than 40% nor less than 20%):

Large-Cap Funds	30%
Income Funds	20%
International Funds	15%
Mid-Cap Funds	15%
Small-Cap Funds	10%
Other (at the discretion of the Fund)	10%

If, at any time, the Fund's investments are outside the Specified Ranges, it is anticipated that the Investment Adviser will adjust and rebalance such investments to bring them back within the Specified Ranges.

The investment results of the Underlying Funds will vary. The Investment Adviser will continuously monitor the Underlying Funds and may make modifications to either the investment strategy or the Underlying Fund allocations that the Investment Adviser believes could benefit shareholders.

Principal Risks: What are the Risks of Investing in the Fund?

You should be aware that loss of money is a risk of investing. The assets of the Fund are invested in other investment companies, so the investment performance and risks of the Fund are directly related to the investment performance and risks of the Underlying Funds held and the Fund's allocations among such Underlying Funds. The risks of the Underlying Funds include, among others, market risk, interest rate risk, income risk, and credit risk. (See "Principal Risk Factors" below.) The Fund also bears the risk that the Underlying Funds may not perform as well as the general market. The ability of the Fund to meet its investment objectives is directly related to the ability of the Underlying Funds held to meet their objectives as well as the allocation among those Underlying Funds. There can be no assurance that the investment objectives of the Fund or any Underlying Fund will be achieved or that the allocations described above will maximize returns or minimize risks.

A basic risk associated with the Fund relates to the emphasis placed on the Investment Adviser's judgment in assembling the portfolios of Underlying Funds. This increased reliance on the Investment Adviser's judgment exposes the investor to the risk that the Investment Adviser could be incorrect in its evaluations and assumptions and as a result may make allocation decisions that may not prove profitable.

The Fund and the Underlying Funds have transactional and operating expenses. An investor in the Fund will bear not only his or her proportionate share of the Fund's expenses, but also the similar expenses of the funds in which the Fund invests. By investing in other mutual funds, the Fund incurs greater expenses than you would incur if you invested directly in mutual funds.

The value of the Underlying Funds' investments, and net asset value ("NAV") of both the Underlying Funds' and the Fund's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. The performance of each Underlying Fund also will depend on whether the Underlying Fund's investment adviser is successful in pursuing the Underlying Fund's investment strategy.

An Underlying Fund may:

•

concentrate its investments within one industry. Its portfolios may decline in value due to developments specific to the industry in which it has concentrated its assets, and as a result, the value of its shares may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

•

invest in high-yield, high-risk, lower-rated securities, commonly known as "junk bonds." An investment in junk bonds is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

•

invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments.

A more detailed discussion of the investment policies and restrictions of the Fund is available in the Fund's Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call us at (800) 276-1262 or visit our website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you seek:

•	long-term growth potential and income growth; or
•	the convenience of a varied portfolio of mutual funds in a single investment.

You may wish to not invest in this Fund if you are:

•	unwilling to accept share price fluctuations; or
•	investing to meet short-term financial goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in existence for a full calendar year.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[2]	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[3]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses[4] (expenses that are deducted from Fund assets)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[5]	0.40%	0.40%
Annual Fund Operating Expenses (not including Acquired Fund Fees and Expenses)	1.15%	1.90%
Acquired Fund Fees and Expenses[6]	0.80%	0.80%
Total Annual Fund Operating Expenses[7]	1.95%	2.70%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to Class A purchases of $50,000 or more. See "The Shares We Offer."

3In the case of investments made in Class A shares at or above the $1 million breakpoint (where you do not pay an initial sales charge) you may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

4To the extent that investment companies held in the Fund's portfolio of investments have fees and expenses, shareholders of the Fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

5Other Expenses are based on estimated amounts for the current fiscal year (without regard to contractual fee waivers and expense reimbursements).

6Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

7The Investment Adviser has contractually agreed to maintain expense levels of the Fund at the following annual rates through April 30, 2009: 1.15% (Class A); 1.90% (Class C). Such contractual commitment does not include extraordinary or nonrecurring expenses or Acquired Fund Fees and Expenses. In addition to the contractual commitment to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The example is based on the assumption that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A
Class C

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A
Class C

FUND MANAGEMENT

Investment Adviser

Integrity Money Management, Inc., 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Fund. The Investment Adviser and its affiliates have been advising mutual funds since 1989 and as of _________, 2008, had assets under management of approximately $_____ million. The Investment Adviser is responsible for, among other things, performing certain evaluations of the Fund's portfolio securities, managing the Fund's business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Fund's investments and effecting its portfolio transactions. The Investment Adviser also pays the salaries and fees of all officers and trustees of the Fund who are affiliated persons of the Investment Adviser.

For providing management services, Integrity Money Management is paid an annual fund management fee by the Fund of 0.50% of the Fund's average daily net assets, payable monthly. The Fund pays for its own operating expenses, which are subject to reimbursement at the discretion of the Investment Adviser. These expenses include, but are not limited to, custodial services; transfer agent; accounting; legal fees; brokerage fees and commissions, if any; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports to shareholders; interest; bookkeeping; fees for disinterested trustees; taxes; fees for registering Fund shares; and extraordinary expenses. The Fund also pays dealers' fees of up to 0.25% (with respect to Class A shares) and 1.00% (with respect to Class C shares) of the Fund's allocable net assets for distribution and for personal service to shareholders and/or the maintenance of shareholder accounts. The Investment Adviser may assume additional fund expenses or waive portions of its fee at its discretion. Please refer to the SAI for an additional discussion of Fund expenses.

You should note that because the Fund invests in other funds, you pay not only the transactional expenses (such as a sales charge) and a pro rata share of the operating expenses of the Fund, you will also pay a portion of similar expenses of the Underlying Funds. An investor in the Fund therefore will indirectly pay higher expenses than if the Underlying Fund shares were owned directly. You may also receive taxable capital gains distributions to a greater extent than if the Underlying Funds were owned directly.

Board Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be available in the Fund's semi-annual report to shareholders for the period ended June 30, 2008.

Portfolio Manager

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio, including credit analysis and the execution of portfolio transactions.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 where he remained until he joined Integrity Mutual Funds, Inc. ("Integrity Mutual Funds") in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and effective in February 2000, the portfolio manager to those funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He had been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Additional Information About the Portfolio Manager

The SAI contains additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Fund.

Manager of Managers

As of the date of this Prospectus, no sub-adviser has been retained for the Fund. However, certain other series of The Integrity Funds do have sub-advisers, and The Integrity Funds have received an order from the Securities and Exchange Commission (the "SEC") permitting its funds to be managed under a "manager of managers" structure (the "SEC Order"). The SEC Order generally permits the Investment Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. To permit the Fund to rely on the SEC Order in the future, the sole shareholder of the Fund approved the "manager of managers" structure on __________________________. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund and will otherwise operate under a "manager of managers" structure.

Under the "manager of managers" structure, the Investment Adviser would have ultimate responsibility (subject to oversight by The Integrity Funds' Board of Trustees) to oversee sub-advisers and recommend their hiring, termination and replacement. The Investment Adviser would remain responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Fund may rely on Section 12(d)(1)(F) of the Investment Company Act of 1940 (the "1940 Act") when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the funds comprising The Integrity Funds to charge a sales load in excess of 1.50%. After The Integrity Funds received this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed Financial Industry Regulatory Authority ("FINRA") sales load limits applicable to funds of funds. The Fund may rely on the exemptive order or on Rule 12d1-3 under the 1940 Act to permit it to assess a sales load in excess of 1.50%.

PRINCIPAL INVESTMENT STRATEGIES

Securities in Which the Fund Invests

The Fund's investment objectives and investment policies, unless otherwise noted, may be changed by the Fund's Board of Trustees without shareholder approval. The Fund, however, has adopted certain investment limitations that cannot be changed without shareholder approval. For a detailed discussion of the Fund's fundamental investment policies, see the SAI.

Investment Companies

Under normal circumstances, the Fund invests:

•	at least 80% of its assets in shares of registered open-end investment companies (i.e., the Underlying Funds);
•	in approximately 10 to 50 Underlying Funds and may invest up to 25% of its total assets in any one Underlying Fund; and
•	in Underlying Funds in accordance with the target allocations described above under "Principal Strategies--How the Fund Pursues its Objectives."

The policies described above may be changed without shareholder approval.

The Fund will not purchase shares of closed-end investment companies or in investment companies that are not registered with the Securities and Exchange Commission. The Fund intends to invest only in Underlying Funds that qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. If an Underlying Fund fails to qualify as a RIC, it may be subject to federal income tax. Although there is no assurance an Underlying Fund will qualify as a RIC, the Fund will promptly dispose of any shares in its portfolio which have been issued by a fund which has failed to qualify as a RIC.

HOW WE SELECT INVESTMENTS

Integrity Money Management selects Underlying Funds based on its assessment of the Underlying Fund's potential to advance the Fund's objective. Integrity Money Management evaluates Underlying Funds based on their investment objectives, policies and techniques, past performance, and management. Integrity Money Management will also consider the fund's operations including: the fund's size, reputation, management style, fees and expenses, portfolio composition and liquidity, and shareholder services. In selecting funds, Integrity Money Management looks for funds that have had favorable performance returns compared to similar funds or market indices and will compare the Underlying Fund's performance record over the past three, five, or ten years (if available) against that of other funds and market measurements.

Temporary Investment and Cash Management Strategies

Occasionally, the Fund may take temporary defensive positions that are inconsistent with the Fund's fundamental investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In so doing, the Fund may hold cash or may invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances as a temporary defensive measure. During these periods, the Fund may not be able to achieve its investment objective. In addition, the Fund may from time to time invest a significant portion of its assets in shares of money market mutual funds and/or short-term fixed income securities for cash management purposes. For more detailed information on eligible short-term investments, please refer to the SAI.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its portfolio market value within one year. Active trading would result in the payment by the Fund of increased brokerage costs and sales charges and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund's investment objectives. The Fund, however, may also make short-term trades to take advantage of market opportunities. The Investment Adviser may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet the Investment Adviser's investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or the Investment Adviser believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, the Fund's investment policy may lead to frequent changes in investments.

Other Fund Policies

Although the Fund invests primarily in shares of Underlying Funds, the Fund may hold cash or invest in money market mutual funds and in short-term obligations including U.S. government securities (including U.S. Treasury bills), commercial paper, certificates of deposit, and bankers' acceptances to accumulate cash for investment and redemptions.

The Fund and its affiliated persons will not purchase more than 3% of the total outstanding shares of another fund in accordance with federal securities laws. Because of this restriction, the Fund may have to forego certain investment opportunities. In addition, the Fund may not invest more than 15% of its net assets in illiquid securities.

The Fund may acquire shares of Underlying Funds that impose sales loads or 12b-1 distribution or service fees. The Underlying Funds, however, may offer shareholder programs which reduce the sales loads such as quantity discounts, rights of accumulation, or letters of intent. To the extent available, the Fund will use these arrangements to reduce any sales load the Fund pays. Because of these available discounts, the Fund in most cases will not pay a sales charge of more than 1% of the public offering price (1.01% of the net amount invested).

Portfolio Transactions

Integrity Money Management may consider a number of factors in determining which brokers to use for the Fund's portfolio transactions including: research services, reasonableness of commissions, quality of services, and execution and sale of Fund shares. When the Fund purchases the shares of Underlying Funds subject to a front-end sales load, Integrity Money Management anticipates that the Fund's underwriter, Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor") will execute a substantial portion of these portfolio transactions. When Integrity Funds Distributor acts as the broker on these purchases, it may receive a payment, up to a maximum 1% of the public offering price. Integrity Funds Distributor will not be designated as broker if the reallowance exceeds 1% of the public offering price. Integrity Funds Distributor may also receive 12b-1 distribution and service fees from Underlying Funds when assisting the Fund in purchasing shares of the Underlying Funds and may receive brokerage commissions on portfolio transactions of Underlying Funds held in the Fund's portfolio.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

Risks Related to Investment in Other Investment Companies

The Fund's investment performance and risk are directly related to the investment performance and risks of the Underlying Funds. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The ability of the Fund to achieve its investment objective is therefore dependent on a number of factors, including the skills of the advisers of the Underlying Funds to invest to meet the objectives of the Underlying Funds, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions. The Fund is independent from each of the Underlying Funds and has little ability to influence the management and investment practices of the Underlying Funds. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. Furthermore, the Fund's investment in other investment companies as part of its principal investment strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Since the Fund, under normal market conditions, invests in other investment companies, including ETFs, as part of its principal investment strategy, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Certain Underlying Funds may use a growth style of investing. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities may be more volatile than other securities, especially over the short term.

Certain Underlying Funds may use a value style of investing. A value manager may focus on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. A value manager may also invest in turnarounds, cyclical companies, companies emerging from bankruptcy, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors. A value stock may not increase in price as anticipated by the manager, and may even decline further in value, if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the manager believes will increase the price of the security do not occur. Cyclical stocks in which the Underlying Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

If an Underlying Fund invests in options and/or futures including stock index futures or options on stock indices or on stock index futures, its participation in these markets would subject the Underlying Fund's portfolio to certain risks. If the Underlying Fund investment adviser's predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used.

Liquidity

Under federal securities laws, an Underlying Fund is not obligated to redeem any securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result, the Fund may not be able to liquidate more than 1% of an Underlying Fund's securities when desired.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets and distributions can decline.

Debt Securities Investment Risk

To the extent the Fund invests in Underlying Funds that invest in debt securities, the Fund is subject to risks that include the following:

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying bond fund's portfolio, the greater its interest rate risk.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the underlying bond fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit Risk: Credit risk is the risk that an issuer of a bond is unable or unwilling to meet its obligation to make interest and principal payments in a timely manner. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Underlying Funds may invest in investment grade and non-investment grade (i.e., "junk") bonds.

Equity Securities Investment Risk

Certain Underlying Funds may invest in equity securities. Therefore, the Fund is subject to market risk, which is the risk that a particular stock, an industry or stocks in general may fall in value. The value of the Underlying Funds may be subject to wide price fluctuations. Price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an Underlying Fund.

Risks of Smaller and Midsize Companies

Certain Underlying Funds may invest in smaller and midsize companies. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and midsize companies to changing economic conditions.

In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Foreign Investment Risk

To the extent the Fund invests in Underlying Funds that invest in foreign securities, the Fund is subject to foreign investment risk. Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks may also apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. Risks associated with investing in Underlying Funds that invest in foreign securities include the following:

Currency Exchange Rates: Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and Economic Developments: The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for an Underlying Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Underlying Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to an Underlying Fund's foreign investments.

Trading Practices: Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Underlying Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of Information: Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there can be less information publicly available about foreign companies than about most U.S. companies.

Limited Markets: Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means an Underlying Fund may at times be unable to sell foreign securities at favorable prices.

Emerging Markets: The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Other Considerations

The Underlying Funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. Principal and certain non-principal risks have been discussed in this prospectus. Additional non-principal risks of certain of the practices of the Underlying Funds are described further in the SAI. The Fund is independent from each of the Underlying Funds and has little influence in the investment practices of the Underlying Funds. If the Fund disagrees with these practices, the Fund may have to liquidate its shares in the Underlying Fund, which can entail further losses. In addition, the investment advisers of the Underlying Funds may also simultaneously pursue inconsistent investment strategies. For example, one Underlying Fund may be purchasing shares of the same issuer that another Underlying Fund is selling. Under these circumstances, the Fund's indirect expenses would increase without any corresponding investment benefit.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Fund. A description of these policies and procedures is provided in the SAI.

THE SHARES WE OFFER

The Fund offers Class A shares and Class C shares. As described below, Class A shares and Class C shares differ with respect to sales charges and fees.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value ("NAV") per share plus an up-front sales charge. The Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes the Fund to compensate Integrity Funds Distributor, the underwriter for the Fund's shares, for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under the Fund's plan, with respect to its Class A shares, the Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its allocable average daily net assets for distribution and shareholder services. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution and Service Plan (12b-1)" for additional information regarding this plan.

The up-front sales charge and the commissions paid to dealers for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 24 months of purchase. The CDSC for the Class A shares is based on the lesser of the shares' purchase price or redemption proceeds.

You can buy Class A shares of the Fund without an initial sales charge by investing $1 million or more. This $1 million investment may be made as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program. Integrity Funds Distributor may pay a commission of up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the sale of such purchases.

Class C Shares

You can buy Class C shares of the Fund at the offering price, which is the net asset value per share. The Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes the Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under the Fund's plan, with respect to its Class C shares, the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of its allocable average daily net assets for distribution and shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See "Distribution and Service Plan (12b-1)" for additional information regarding this plan. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased. The same method will be used if you exchange your shares into another fund of The Integrity Funds.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Fund. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Fund and other Integrity funds, such as:

•	Information or records regarding shares of the Fund or other Integrity funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares of the Fund or other Integrity funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares of the Fund or other Integrity funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. The Fund may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Integrity family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the sales charge will be adjusted upward, and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

The Fund has a group investment and reinvestment program (the "Group Program") that allows investors to purchase shares of the Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

If you invest $1 million or more in the Fund, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Integrity Funds Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

Class A Sales Charge Waivers

The Fund may sell Class A shares without an up-front sales charge to:

•

Trustees, directors, officers, employees (including retirees) of funds of the Integrity family of funds and of Integrity Mutual Funds and its subsidiaries, for themselves or certain members of their family; or trusts, pension, profit-sharing or other plans for the benefit of such persons;

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and
•	Any broker-dealer, financial institution or other qualified firm that does not receive commissions for selling shares to its clients.

Financial institutions that purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Additional Information

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the Fund's website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. The Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day's NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the NYSE, and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m., Central Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

The Fund may reject any purchase orders, including exchanges, for any reason. The Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser's opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other Integrity funds, and accounts under common ownership or control.

Fund shares are also available for individual retirement accounts ("IRAs"), 401(k) plans, and other retirement plans. Please call (800) 276-1262 for additional information about these accounts.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase of shares. It is the broker or dealer's responsibility to promptly forward payment and the purchase application to Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer agent, for the investor to receive the next determined NAV. Checks should be made payable to the name of the Fund. Integrity Fund Services will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Fund Services or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Fund may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price.

If you place your order through a dealer prior to the close of trading of the NYSE and the Fund receives such order prior to the close of business of the Fund, you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver's license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number ("TIN") and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help the Fund identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, Integrity Funds Distributor or one or more of their affiliates, out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Integrity Funds Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds ("Integrity funds") distributed by Integrity Funds Distributor in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm's customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent investments in Integrity funds, the firm's level of participation in Integrity funds sales and marketing programs, the firm's compensation program for its registered representatives who sell Integrity fund shares and provide services to Integrity fund shareholders, and the asset class of the Integrity funds for which these payments are provided. For fiscal year 2007, these payments in the aggregate were approximately _____% to _____% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Systematic Investing--The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the "Monthomatic Investment Plan"). Simply complete the appropriate section of the account application form or call Integrity Fund Services at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association or credit union ("financial institution") account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Investment Plan and the wire redemption programs. If you redeem shares within 15 days after purchasing them under the Monthomatic Investment Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to 15 days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, Inc. at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Fund may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder's Monthomatic Investment Plan if any item is unpaid by the shareholder's financial institution. There is no charge for the Monthomatic Investment Plan.

SPECIAL SERVICES

To help make investing easy and efficient, the following services are offered.

Exchanging Shares

You may exchange shares into other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same share class with identical sales charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies, except as described below. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge) you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, for purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the Fund. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may place a fax or telephone order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund's name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or sent to your bank account through the Automated Clearing House ("ACH") network. If you choose to receive proceeds via check, Integrity Fund Services will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Fund reserves the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund's shares. The Fund also reserves the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

The Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;
•	When an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund's Systematic Withdrawal Program. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Program. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Fund may terminate or modify the program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Fund is designed for long-term investors and is not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Fund, including but not limited to market timing. Short-term or excessive trading into and out of the Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as its size, the amount of assets it typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in its shares and other factors. Arbitrage market timing may also be attemptedto the extent the Fund holdssignificant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Board of Trustees of The Integrity Funds has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Fund: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Fund may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Fund and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Fund, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Fund in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, the Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Fund will impose the following restrictions:

•	The Fund will restrict or refuse purchase or exchange orders that the Fund or Integrity Funds Distributor believes constitute excessive trading;
•	The Fund will reject transactions that violate its excessive trading policies or its exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Fund, the Fund will monitor all redemptions that take place within 30 days of purchase; and
•	The Fund will process trades received after 3:00 p.m. (Central Time) at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Fund or investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to its customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce its market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy. However, the SEC has adopted a new rule that generally requires funds to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Fund has fair value pricing procedures in place that are described in further detail in the "Net Asset Value" section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

DISTRIBUTIONS

The Fund passes substantially all of its earnings from income and capital gains along to its shareholders as "distributions." The Fund pays any dividends and any capital gains at least once a year. The amount of any distributions will vary and there is no guarantee that the Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Fund automatically reinvests your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at (800) 601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. The Fund intends to make distributions that may be taxed as ordinary income and capital gains which may be taxable at different rates depending on the length of time the Fund holds its assets. After the end of each year, you will receive a tax statement that separates the Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. A portion of the capital gains dividends from the Fund may be subject to a 25% tax rate. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

DISTRIBUTION AND SERVICE PLAN (12b-1)

The Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes it to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A and Class C shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under the Fund's plan related to the Class A shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund's Class A shares for distribution and shareholder services. Under the Fund's plan related to the Class C shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% of the average daily net assets of the Fund's Class C shares for distribution and shareholder services. Integrity Funds Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value ("NAV") per share that is determined as of the close of trading on each day the NYSE is open for business. Net asset value is calculated by taking the total value of the Fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

To the extent that the Fund's assets are traded in other markets on days when the Fund is not open for business, the value of the Fund's assets may be affected on those days. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's assets consist primarily of shares of the Underlying Funds which are valued at their respective net asset values. The Underlying Funds are required to value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported share price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors. In these cases, an Underlying Fund's net asset value will reflect certain portfolio securities' fair value, rather than their market price. The prospectuses for the Underlying Funds will explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to Underlying Funds holding securities that are primarily listed on foreign exchanges, the value of the Underlying Funds holding securities that are primarily listed on foreign exchanges, the value of the Underlying Fund's securities may change on days when you will not be able to purchase or sell your shares. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized costs, which approximates market value. Other assets of the Fund are valued at their current market value if market quotations are readily available and, if not available, at fair value pursuant to methods established by the Board of Trustees, or its delegates.

FUND SERVICE PROVIDERS

The custodian of the assets of the Fund is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly owned subsidiary of Integrity Mutual Funds, is the Fund's transfer agent and accounting and administrative services agent. As such, Integrity Fund Services performs pricing, data processing, accounting and other administrative services for the operation of the Fund and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Fund should be directed to Integrity Funds Distributor, Inc. at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services, Inc. at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

Because the shares of the Fund are newly offered, there is no financial information available for the shares as of the date of this prospectus.

THE INTEGRITY FUNDS

Integrity Asset Allocation Fund

 1 Main Street North--Minot, ND 58703--(701) 852-5292
P.O. Box 759--Minot, ND 58702
(800) 276-1262--Marketing--Fax (701) 838-4902
(800) 601-5593--Transfer Agent--Fax (701) 852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

 Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

 Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

To learn more about the Fund, you may want to read the Fund's SAI, which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the prospectus. This means that you should consider the contents of the SAI to be part of this prospectus. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of the Fund's SAI or other Fund information or to make inquiries, or visit our website at www.integrityfunds.com.

Prospective investors and shareholders who have questions about the Fund may write to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
or call (800) 276-1262

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Fund are also available for free on the EDGAR Database on the Securities and Exchange Commission's website at http://www.sec.gov, and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

Investment Company Act File No. 811-07322

Statement of Additional Information
_______, 2008

THE INTEGRITY FUNDS

INTEGRITY ASSET ALLOCATION FUND

CLASS A AND CLASS C SHARES

1 Main Street North
Minot, North Dakota 58703
(701) 852-5292
(800) 601-5593 / Transfer Agent
(800) 276-1262 / Marketing

This Statement of Additional Information ("SAI") is not a prospectus, but it should be read in conjunction with the Prospectus of the Integrity Asset Allocation Fund (the "Fund"), dated ______, 2008 (the "Prospectus"). The Fund is a separate investment portfolio of The Integrity Funds (the "Trust" or the "Integrity Funds"), an open-end management company organized as a Delaware statutory trust. Copies of the Prospectus may be obtained at no charge by writing to the above address or calling (800) 276-1262.

THE INTEGRITY FUNDS

The Integrity Funds ("Trust"), a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company ("mutual fund") consisting of seven separate series: Integrity Small Cap Growth Fund (the "Small Cap Growth Fund"), Integrity Growth & Income Fund (the "Growth & Income Fund") and Integrity Asset Allocation Fund (the "Asset Allocation Fund"), each of which is a diversified fund, and Integrity Health Sciences Fund (the "Health Sciences Fund"), Integrity Technology Fund (the "Technology Fund"), Integrity High Income Fund (the "High Income Fund"), and Integrity Total Return Income Fund (the "Total Return Income Fund"), each of which is a non-diversified fund. This Statement of Additional Information relates to the Asset Allocation Fund (the "Fund"). The Board of Trustees of the Trust (the "Board of Trustees") established the Fund as a series of the Trust on November 19, 2007 and may create additional funds as it deems appropriate.

Integrity Money Management, Inc. ("Integrity Money Management" or the "Investment Adviser"), acts as investment adviser to all of the funds comprising The Integrity Funds.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

THE FUND

The Fund is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal investment objective is capital appreciation. Its secondary objective is income. The Fund seeks to achieve its objective by investing primarily in other open-end investment companies and exchange-traded funds ("ETFs"; ETFs and other open-end investment companies are collectively referred to as "Underlying Funds") that, in turn, invest principally in equity and/or income securities.

The Fund generally seeks to invest in Underlying Funds that, under normal market conditions, invest principally in U.S. and/or foreign equity securities. To a lesser extent, the Fund may also seek Underlying Funds that invest in fixed-income and money market securities. The Underlying Funds represent a variety of fund categories such as large-cap funds, income funds, international funds, mid-cap funds and small-cap funds. Further, the Underlying Fund categories represent differing investment objectives and asset classes. Large-cap funds typically invest in companies whose market value (i.e., number of shares outstanding times current market price) is generally greater than $9 billion; such companies are likely to include well-established corporations that pay dividends. Income funds typically invest in debt securities. International funds typically invest in companies located outside of the United States. Mid-cap funds typically invest in mid-sized companies whose market value is generally in the range of $2 billion to $9 billion. Small-cap funds typically invest in emerging companies whose market value is generally less than $2 billion and which use profits to grow rather than to pay dividends. In selecting Underlying Funds, the Fund's investment adviser considers the Underlying Funds' objectives, policies, performance, and management as well as their overall operations (such as size, fees and expenses, and services).

The categories of Underlying Funds in which the Fund invests its assets will generally be allocated as described below. The Investment Adviser expects that the Fund will invest its assets within a range that deviates no more than 10% above or below the target allocations for Underlying Funds set forth below (the "Specified Ranges") (for example, a 30% target allocation in large-cap funds is not expected to be greater than 40% nor less than 20%):

Large-Cap Funds	30%
Income Funds	20%
International Funds	15%
Mid-Cap Funds	15%
Small-Cap Funds	10%
Other (at the discretion of the Fund)	10%

If, at any time, the Fund's investments are outside the Specified Ranges, it is anticipated that the Investment Adviser will adjust and rebalance such investments to bring them back within the Specified Ranges.

Whenever Integrity Money Management believes such funds offer a potential for capital appreciation, the Fund may invest in Underlying Funds that invest primarily in long- or short-term bonds and other fixed income securities such as securities issued, guaranteed, or insured by the U.S. Government, its agencies and instrumentalities, commercial paper, preferred stock, convertible preferred stock, or convertible debentures.

The Investment Adviser exercises broad discretion in choosing which Underlying Funds to include in the Fund's portfolio. The Fund intends to invest only in Underlying Funds that qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. If an Underlying Fund fails to qualify as a RIC, it may be subject to federal income tax. No assurance can be given that an Underlying Fund will qualify as a RIC. However, the Fund will promptly dispose of any shares in its portfolio that have been issued by an Underlying Fund that failed to qualify as a RIC.

The Fund may acquire shares of Underlying Funds regardless of whether such funds impose sales loads of various kinds or have 12b-1 or other distribution plans or expenses. However, whenever possible, the Fund will purchase shares pursuant to arrangements which provide for: (1) quantity discounts, under which lower front-end loads are available for substantial minimum purchases; (2) letters of intent, permitting reduced front-end loads by aggregating intended purchases over time; (3) rights of accumulation, permitting reduced front-end loads for purchases of additional shares of the Underlying Fund; and (4) rights to obtain reduced front-end sales loads by aggregating purchases of several funds within a family of funds.

Rules adopted by the SEC allow funds to elect to make redemptions either in part or entirely in securities from their portfolios ("in-kind" redemptions) in place of cash under certain circumstances. If the Fund acquires in-kind securities from an Underlying Fund that has exercised such an election, the Fund may hold the securities until the Investment Adviser decides to sell them. The Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in-kind redemption.

In addition to the foregoing, the 1940 Act imposes certain conditions on funds that invest in other funds. For example, a fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund. Consequently, the Fund may have to forego what the Investment Adviser deems to be an advantageous purchase because of this restriction. In addition, the 1940 Act provides that a mutual fund whose shares are purchased by the Fund is obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days.

Finally, the 1940 Act requires that the Fund either seek instructions from its shareholders regarding the voting of proxies with respect to securities of Underlying Funds it holds and vote the proxies in accordance with such instructions or vote such shares in the same proportion as the vote of all other holders of such securities. The Fund will vote the shares in the same proportion as the vote of all other shareholders.

Although the Fund invests primarily in shares of Underlying Funds, for temporary defensive purposes or to accumulate cash for investments or redemptions, the Fund may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury Bills and other U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances. When the Fund invests for temporary defensive purposes, it may do so without any percentage limitations. The Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position. In addition, the Fund may from time to time invest a significant portion of its assets in shares of money market mutual funds and/or high quality short-term fixed income securities for cash management purposes.

The following information supplements that in the Prospectus under "How We Select Investments – Temporary Investment and Cash Management Strategies" and "Other Fund Policies."

U.S. Government Securities

The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities that have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include the Bank of Cooperative, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, and the Student Loan Marketing Association.

Bank Obligations

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $100 million. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. The commercial paper purchased by the Fund consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's"), or "A-1" or better by Standard & Poor's Ratings Services ("Standard & Poor's"), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in the opinion of the Investment Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest.

The rating "P-1" is the highest commercial paper rating assigned by Moody's, and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's is generally regarded as high-grade, and such ratings indicate that the ability to pay principal and interest is very strong.

INVESTMENT POLICIES AND RESTRICTIONS

For purposes of all investment policies of the Fund: (i) the references to the 1940 Act include the rules thereunder, interpretations of the SEC and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986 as amended (the "Code") include the rules thereunder, Internal Revenue Service ("IRS") interpretations and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental Policies

The Fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the Fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the Fund.

The Fund, as a matter of fundamental policy, may not without the approval of a majority of the shares:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
4.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

5.	purchase physical commodities or contracts relating to physical commodities;
6.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

7.	enter into futures contracts for the purchase or sale of stock indexes or purchase or sell options on these futures contracts.

In addition to the foregoing, under its fundamental investment policies, the Fund will invest at least 25% of its total assets in shares of Underlying Funds. The Fund may not invest more than 25% of its total assets in the securities of companies in the same industry or in securities of Underlying Funds that concentrate (i.e., invest 25% or more of total assets) in any one industry. Nevertheless, through its investment in Underlying Funds, the Fund may invest more than 25% of its assets in one industry. The Fund may invest up to 25% of its total assets in any one Underlying Fund. Moreover, as a non-fundamental investment policy, under normal circumstances the Fund invests at least 80% of its assets in shares of Underlying Funds; as a non-fundamental policy, this policy may be changed by the Board of Trustees without shareholder approval.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Fund may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the Statement of Additional Information of that Underlying Fund.

Non-Fundamental Policies

The following investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund, as a non-fundamental policy:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of the Fund's assets through a merger, exchange or recapitalization involving securities already held in the Fund, and the Fund may invest in Rule 144A restricted securities with registration rights;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and
4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Fund may rely on Section 12(d)(1)(F) of the 1940 Act when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the funds comprising The Integrity Funds to charge a sales load in excess of 1.50%. After The Integrity Funds received this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed Financial Industry Regulatory Authority ("FINRA") sales load limits applicable to funds of funds. The Fund may rely on the exemptive order or on new Rule 12d1-3 under the 1940 Act to permit it to assess a sales load in excess of 1.50%.

ETFs

Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's (or other investment company's) total outstanding stock ("3% Limitation"). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the 1940 Act investment limitations, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. The Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

The Fund intends to invest significantly in other investment companies, which may include ETFs. To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Investment Adviser considers optimal, or cause the Investment Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"). The Fund's investments in Other Investment Companies will be subject to the same 3% Limitation described above.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS AND THE FUND AND RELATED RISKS

Underlying Funds

The Underlying Funds in which the Fund invests have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the Underlying Funds in which the Fund invests may be authorized to invest up to 100% of their assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest up to 15% of their assets in illiquid securities; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; write or purchase call or put options on securities or financial indexes; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; trade their portfolios aggressively, which results in higher brokerage commissions and increased realization of capital gains; invest in start-up and unproven companies; invest up to 100% of their assets in corporate bonds; and engage in any number of other investment practices and techniques that involve greater risk. In addition, as a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Set forth below is additional information with respect to certain potential types of securities and investment techniques of the Underlying Funds and the risks involved in certain of these practices and techniques.

Equity Securities

An Underlying Fund may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by an Underlying Fund may consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect an Underlying Fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Debt Securities

An Underlying Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Convertible Securities

Certain preferred stocks and debt securities that may be held by an Underlying Fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a specified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right. That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conversion period, the market value will fall to the extent represented by that premium.

Foreign Investments

An Underlying Fund may invest all or a portion of its assets in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U.S. dollar-denominated securities. Risks unique to international investing include:

1.	Restrictions on foreign investment and on repatriation of capital;
2.	Fluctuations in currency exchange rates;
3.	Cost of converting foreign currency into U.S. dollars;
4.	Price volatility and less liquidity;
5.	Settlement practices, including delays, which may differ from those customary in U.S. markets;
6.	Exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war;
7.	Possible imposition of foreign taxes and exchange control and currency restrictions;
8.	Lack of uniform accounting, auditing, and financial reporting standards;
9.	Less governmental supervision of securities markets, brokers, and issuers of securities;
10.	Less financial information available to investors;
11.	Difficulty in enforcing legal rights outside the U.S.; and
12.	Higher costs, including custodial fees.

These risks are often heightened for investments in emerging or developing countries.

Foreign Currency Transactions

An Underlying Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Underlying Fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually three to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Temporary Defensive Positions

An Underlying Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An Underlying Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

Futures Contracts

An Underlying Fund may enter into futures contracts for the purchase or sale of debt securities and financial indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an Underlying Fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declines, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term-securities so that it could gain rapid market exposure that may offset the anticipated increase in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A financial index futures contract may be used to hedge an Underlying Fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A financial index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular financial index futures contract reflect changes in the specified index of securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Underlying Fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Underlying Fund than if it had not entered into the futures contracts.

In addition, the market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Options on Futures Contracts

An Underlying Fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, cash representing the difference between the current market price of the futures contract and the exercise price of the option accompanies delivery of the futures position. The Underlying Fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. In addition, an Underlying Fund may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An Underlying Fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions (as discussed below under "Options Activities"), there are several specific risks that relate to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market. It is not certain that this market will exist at any particular time. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the option plus transaction costs. There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an Underlying Fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Options Activities

An Underlying Fund may write (i.e., sell) and purchase put and call options on securities and securities indexes.

A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. When an Underlying Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

Options on indexes are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Writing Options

The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. By writing a call option, a fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. Options on securities indexes are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities.

Underlying Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised. If a call option written by a fund is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If a put option written by a fund is exercised, the fund will be obligated to purchase the underlying security for more than its current market price.

Purchasing Options

Underlying Funds generally will purchase put options in order to protect portfolio holdings against a substantial decline in the market value of such holdings. Such protection is provided during the life of a put because a fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Underlying Funds generally will purchase a call option for the purpose of hedging against an increase in prices of securities that the funds ultimately want to buy. Such protection is provided during the life of the call option because the Underlying Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

An Underlying Fund's option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

Hedging

An Underlying Fund may employ many of the investment techniques described herein not only for investment purposes, but also for hedging purposes. For example, an Underlying Fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Illiquid and Restricted Securities

An Underlying Fund may invest in securities for which there are no readily available markets ("illiquid securities"), including repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an Underlying Fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the Underlying Fund's shares held by the Fund) could decline.

Industry Concentration

An Underlying Fund may concentrate its investments within one industry. Accordingly, such fund bears the investment risk from economic, political or regulatory changes that could adversely affect issuers in that industry and therefore the value of such Underlying Fund's investment portfolio.

Leverage Through Borrowing

An Underlying Fund may borrow up to 33 1/3% of the value of its total assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise even if disadvantageous from an investment point of view. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Underlying Fund's net asset value, and money borrowed will be subject to interest costs that may include commitment fees and/or the cost of maintaining minimum average balances that may or may not exceed the interest or dividends received from, or appreciation of, the securities purchased with borrowed funds.

Loans of Portfolio Securities

An Underlying Fund may lend its portfolio securities provided that:

1.

The loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

2.	The Underlying Fund may at any time call the loan and obtain the return of the securities loaned;
3.	The Underlying Fund will receive any interest or dividends paid on the loaned securities; and
4.	The aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Underlying Fund.

Loans of securities by an Underlying Fund involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Master Demand Notes

Although the Fund itself will not do so, an Underlying Fund (particularly an underlying money market mutual fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Real Estate Investment Trusts (REITs)

An Underlying Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

Investments in the real estate industry involve specific risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through an Underlying Fund, a shareholder of such Underlying Fund bears not only a proportionate share of the expenses of the Underlying Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

Underlying Funds, particularly money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on the obligation to repurchase the securities, the Underlying Fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Short Sales

An Underlying Fund may sell securities short. In a short sale the Underlying Fund sells stock that it does not own, making delivery with securities "borrowed" from a broker. The Underlying Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Underlying Fund. Until the security is replaced, the Underlying Fund is obligated to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Underlying Fund may also have to pay a premium that would increase the cost of the security sold. The broker will retain the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

The Underlying Fund must also deposit into a segregated account an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Underlying Fund must maintain daily the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an Underlying Fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An Underlying Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Underlying Fund may be required to pay in connection with a short sale.

Short Sales Against the Box

A short sale is "against the box" if at all times when the short position is open the Underlying Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

An Underlying Fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund will lose the purchase price and the right to purchase the underlying security.

Junk Bonds

An Underlying Fund may invest in bonds rated BB and below by Standard and Poor's and Ba and below by Moody's (which are commonly known as "junk bonds" or "high yield bonds"). Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of junk bonds defaults, an Underlying Fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment in kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of an Underlying Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating junk bonds can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

The Fund

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities – U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal Agency Securities Backed by "Full Faith and Credit" – The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other Federal Agency and Entity Obligations

The Fund may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

Temporary Defensive Positions and Cash Management Investments

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. During such times, the Fund may be unable to pursue its investment objective and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of The Integrity Funds has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund's investment advisers, principal underwriters, or affiliated persons of the Fund's investment advisers or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Fund has a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality, that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by the Fund, the Investment Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Fund that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser's fiduciary duties, and with the Investment Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Fund, the Investment Adviser, and their agents are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for the Fund by the Investment Adviser and the Fund:

Internet Site and Quarterly Advertisements

The Fund will post its top ten holdings on the Internet at www.integrityfunds.com. This Holdings Information will be updated daily. The Fund also advertises the top ten holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and will be available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Fund must disclose its complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter of the Fund's fiscal year or the Form N-CSR for the second and fourth quarter of the Fund's fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Fund must provide either complete portfolio holdings or summaries of its portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any

Other Disclosure

The Investment Adviser and the Fund currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Fund that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Fund's legitimate business purpose and (2) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Fund's trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Fund to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Potential Conflicts of Interest

Occasions may arise where a Designated Person, the Investment Adviser, the Fund or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Fund and to ensure no adverse effect on the shareholders or the Fund, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Fund, and will not adversely affect the shareholders or the Fund, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Fund and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of, and discharge the duties customarily held and performed by, like officers of corporations similar in organization and business purposes.

The Trustees who are not "interested persons" (for regulatory purposes) of the Trust, the Investment Adviser, any sub-adviser or Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor") (such Trustees, the "Independent Trustees") are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements.

The Audit Committee consists of the three Independent Trustees of The Integrity Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Fund's internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board.

The Governance and Nominating Committee consists of the three Independent Trustees of The Integrity Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the funds comprising The Integrity Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust's Secretary at The Integrity Funds, Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The request must include the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of fund(s) of the Trust in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates; and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The Board of The Integrity Funds consists of four Trustees. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the seven series of The Integrity Funds. Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "Independent" Trustees. During the last two calendar years, no Independent Trustee or any immediate family member of an Independent Trustee has been an officer, employee, director or general partner of the Investment Adviser, Integrity Funds Distributor, the Fund or any affiliate of any of the foregoing. The remaining Trustee is "interested" as described below.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

Independent Trustees

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX[1]	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 55	Trustee	Indefinite Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc. (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	16	Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 72	Trustee	Indefinite Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc. (since April 1995); Trustee, Integrity Managed Portfolios (since January 1996); and Director, First Western Bank & Trust.	16	First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 60	Trustee	Indefinite Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999); and Trustee, Integrity Managed Portfolios (since January 1999).	16	Vincent United Methodist Foundation Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

The Interested Trustee and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by the Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

Interested Trustee

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX[1]	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Robert E. Walstad2,3 1 N. Main St. Minot, ND 58703 63	Trustee and Chairman	Indefinite Since May 2003

Director (September 1987 to February 2007), President (September 2002 to April 2003), CEO (September 2001 to February 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (August 1988 to February 2007), Integrity Money Management, Inc.; Director, President and Treasurer (August 1988 to September 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to February 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer (January 1996 to August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman (January 2002 to February 2007) and President (September 2002 to December 2004), Capital Financial Services, Inc.; Director and President (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc. (September 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (January 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (January 1995 to July 2007) Integrity Fund of Funds, Inc., (January 1989 to July 2007) ND Tax-Free Fund, Inc. and (August 1993 to July 2007) Montana Tax-Free Fund, Inc.; Director and Chairman (since January 1995) Integrity Fund of Funds, Inc., (since January 1989) ND Tax-Free Fund, Inc. and (since August 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

				16	Minot Park Board

Officers

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH REGISTRANT	TERM AND LENGTH SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX[1]	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Mark R.Anderson[3] 1 N. Main St. Minot, ND 58703 43	President	Indefinite Since July 2007

Personal Trust Officer (May 1999 to April 2003) Wells Fargo Bank; President (since April 2003), COO (April 2003 to February 2007), Director and CEO (since February 2007) Integrity Mutual Funds, Inc.; President and Director (since February 2007) Integrity Money Management, Inc., and Integrity Fund Services, Inc.; President and Director (since August 2003) Integrity Funds Distributor, Inc.; President (since July 2007) Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Integrity Managed Portfolios and The Integrity Funds; President and Treasurer (since July 2005) BAC Properties, LLC.

				N/A	None
Peter A. Quist 1 N. Main St. Minot, ND 58703 73	Vice President, Secretary	Indefinite Since May 2003

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, ND Capital, Inc. (August 1988 to August 2006), Integrity Fund Services, Inc., and Integrity Funds Distributor, Inc.; Vice President, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax Free Fund, Inc.; Vice President and Secretary, The Integrity Funds (since January 1996)

				3	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 34	Treasurer	Indefinite Since October 2005

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (since October 2005), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 37	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Compliance Officer (since October 2005), Integrity Managed Portfolios, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds.

2Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being a shareholder of Integrity Mutual Funds, Inc., the parent company of the Investment Adviser. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

3At a Board meeting of The Integrity Funds held on July 26, 2007, Mr. Walstad resigned as President of The Integrity Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of The Integrity Funds, effective July 26, 2007. Mr. Walstad remains as Trustee and Chairman of The Integrity Funds.

In summarizing the above information, Messrs. Walstad, Backes, Maxson and Stai are directors or trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser (representing 16 portfolios). Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as vice-president and secretary to two open-end series investment companies advised by the Investment Adviser (representing 13 portfolios). Mr. Anderson serves as president and Ms. Anderson serves as treasurer, of five open-end series investment companies advised by the Investment Adviser (representing 16 portfolios).

Trustees and officers of the Fund serve until their resignation, removal or retirement.

Share Ownership

For each Trustee, the dollar range of equity securities in The Integrity Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the Integrity family of investment companies as of the end of the calendar year ended December 31, 2007 are shown below:

	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Robert E. Walstad[1]

The Fund[2]	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)[3]

1On January 1, 2007, Mr. Walstad was considered to be an interested trustee by virtue of being an officer and director of the Investment Adviser, an officer of The Integrity Funds and a shareholder of Integrity Mutual Funds, Inc. However, effective February 1, 2007, Mr. Walstad retired from his roles as an officer and director of the Investment Adviser and, effective July 26, 2007, from his role as President of The Integrity Funds. However, he is a shareholder of Integrity Mutual Funds, Inc.

2The Fund has an inception date of May 1, 2008.

3These include the 6 portfolios of The Integrity Funds in existence as of December 31, 2007 and, in addition, four other open-end funds (an aggregate of 15 portfolios).

As of December 31, 2007, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of The Integrity Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of The Integrity Funds.

Compensation of the Board of Trustees

Trustees who are not an "interested person" of the Fund, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for service as trustee and director on the boards of the funds in the complex. In addition to The Integrity Funds, the Trustees are also directors or trustees of four additional open-end investment companies representing (together with the Fund) 16 portfolios, advised by the Investment Adviser. The annual fee paid to the directors and trustees are allocated among the funds in the complex (which includes the three funds of the Integrity Mutual Funds family, the six series of Integrity Managed Portfolios, and the seven series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Mr. Walstad, as an "interested person" of such funds, receives no compensation from the funds.

The following table sets forth compensation paid by the Trust to each of the Trustees of The Integrity Funds and total compensation paid to each Trustee for the fiscal year ended December 31, 2007. The Fund has no retirement or pension plans.

	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Robert E. Walstad	TOTALS
Aggregate Compensation From…
	Trustee	Trustee	Trustee	Trustee and Chairman
The Integrity Funds[1]				$0.00
Total Compensation from Funds and Fund Complex[2]	$15,000.00	$15,000.00	$15,000.00	$0.00	$45,000.00

1The Fund, which has an inception date of May 1, 2008, is not included. It is estimated that, for the Fund's current fiscal year, Mr. Stai, Mr. Backes and Mr. Maxson will each receive $500 in compensation that is allocable to the Fund.

2Based on the compensation paid to the Trustees for the fiscal year ended December 31, 2007, for services to The Integrity Funds and four other open-end funds representing 17 portfolios (including the Integrity Value Fund and the Integrity All Season Fund, which were each part of The Integrity Funds until they were liquidated on April 24, 2007 and November 26, 2007, respectively, and the Total Return Income Fund, which had an inception date of October 1, 2007, but not the Fund, which did not exist in the fiscal year ended December 31, 2007) advised by the Investment Adviser.

ORGANIZATION AND CAPITALIZATION

The Fund is a separate investment portfolio of The Integrity Funds and has an inception date of May 1, 2008. From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as individual retirement accounts ("IRAs") and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the Trust was renamed "The Integrity Funds."

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the fund to which it relates with each other share in that fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the 1940 Act, subject to any applicable exemptive order, shareholders of each fund of The Integrity Funds are required to approve the adoption of any investment advisory agreement relating to such fund and of any changes in fundamental investment restrictions or policies of such fund. See "Investment Adviser—Manager of Managers" below. Shares of a fund of The Integrity Funds will be generally voted with respect to that fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust") and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, each fund of The Integrity Funds offers and has outstanding Class A shares and the High Income Fund, the Total Return Income Fund and the Fund offer and have outstanding Class C shares. Class A shares and Class C shares differ in certain respects, including with regard to sales charges and fees. See "Purchase and Redemption of Shares" below and "The Shares We Offer" in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the funds of The Integrity Funds will be liable for the debts or obligations of any other fund of The Integrity Funds. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for actions or failures to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her obligations and duties as Trustee.

INITIAL SHAREHOLDER

Mark R. Anderson, Chief Executive Officer of Integrity Mutual Funds, Inc., President of Integrity Money Management, Integrity Funds Distributor and Integrity Fund Services, Inc., and President of The Integrity Funds, 1 N. Main Street, Minot, North Dakota 58703, is the initial shareholder of the Fund and, as a result, has the ability to significantly affect the outcome of any matter requiring a shareholder vote. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund within the meaning of the 1940 Act. After the public offering commences, it is not anticipated that Mark R. Anderson will continue to control the Fund by virtue of share ownership.

Prior to the public offering, except for Mark R. Anderson, as indicated above, none of the officers or Trustees of the Fund owned any shares of the Fund.

INVESTMENT ADVISER

Integrity Money Management has been retained by the Fund under an investment advisory agreement (the "Investment Advisory Agreement") to act as the Fund's investment adviser, subject to the authority of the Board of Trustees. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (the "Company"), a business corporation organized under the laws of North Dakota on September 22, 1987. The Investment Adviser continuously reviews, supervises and administers the Fund's investment programs. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703. Peter A. Quist and Mark R. Anderson, officers of the Trust, are also directors and officers of the Investment Adviser as described under "Trustees and Officers."

The Investment Advisory Agreement provides that the Investment Adviser will provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Investment Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Investment Adviser to make investment decisions for the Fund and to provide continuous supervision of the investment portfolios of the Fund. Subject to the provisions of the Investment Advisory Agreement, the Investment Adviser is authorized, at its own expense, to delegate its responsibility, including portfolio management, to a sub-adviser; currently, no sub-adviser has been retained on behalf of the Fund. (See "Manager of Managers" below.) The Investment Adviser has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by the Fund.

The Investment Adviser pays expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund's Investment Advisory Agreement. Expenses incurred by the Investment Adviser in connection with acting as investment adviser include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Investment Adviser pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

For its services under the Investment Advisory Agreement, the Investment Adviser is paid a monthly management fee at the annual rate of 0.50% of the Fund's average daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and reimburse expenses (other than extraordinary or nonrecurring expenses and Acquired Fund Fees and Expenses), until April 30, 2009, so that the Fund's net annual operating expenses (excluding extraordinary or nonrecurring expenses and Acquired Fund Fees and Expenses) do not exceed 1.15% for Class A shares and 1.90% for Class C shares. See "What Are the Fund's Fees and Expenses?" in the Prospectus.

Except for the expenses described above that have been assumed by the Investment Adviser, all expenses incurred in administration of the funds comprising The Integrity Funds will be charged to the Trust or to a particular fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. Each fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular fund, including the expenses of communications with its shareholders, are paid by such fund.

The Investment Advisory Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," for regulatory purposes, of any such party except in their capacity as Trustees of the Fund, and by the shareholders or the Board of Trustees. The Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the Fund or by a majority vote of the outstanding shares or 60 days' written notice by the Investment Adviser and will terminate automatically upon assignment.

The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties. However, the Investment Advisory Agreement does not protect the Investment Adviser against a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Manager of Managers

As of the date of this SAI, no sub-adviser has been retained for the Fund. However, certain other series of The Integrity Funds do have sub-advisers, and The Integrity Funds have received an order from the SEC permitting its funds to be managed under a "manager of managers" structure (the "SEC Order"). The SEC Order generally permits the Investment Adviser to enter into and materially amend subadvisory agreements with unaffiliated sub-advisers subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. To permit the Fund to rely on the SEC Order in the future, the sole shareholder of the Fund approved the "manager of managers" structure on __________________________. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund and will otherwise operate under a "manager of managers" structure.

Under the "manager of managers" structure, the Investment Adviser would have ultimate responsibility (subject to oversight by The Integrity Funds' Board of Trustees) to oversee sub-advisers and recommend their hiring, termination and replacement. The Investment Adviser would remain responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies and restrictions.

PORTFOLIO MANAGER

Mr. Monte Avery is the Portfolio Manager of the Fund and has responsibility for the day-to-day management of its portfolio. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining the Company in 1995. Since that time, Mr. Avery has been a co-manager of the Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. and, effective in February 2000, the portfolio manager to those funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He had been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Other Accounts Managed as of __________

The aggregate dollar range of equity securities in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Monte Avery as of __________, are as follows:

Registered Investment Companies
Number of Accounts Managed	_____
Total Assets in the Accounts Managed	$____ million
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Other Pooled Investment Vehicles
Number of Accounts Managed	None
Total Assets in the Accounts Managed	None
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Other Accounts
Number of Accounts Managed	None
Total Assets in the Accounts Managed	None
With Respect to which the Advisory Fee is based on the Performance of the Account
Number of Accounts	None
Total Assets in the Accounts	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds and accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund or account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager (if any) are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts, however, also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds with respect to which a portfolio manager has day-to-day management responsibilities.

•

The Fund has adopted a code of ethics that, among other things, permits personal trading by employees, including the Portfolio Manager, under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Mr. Avery's compensation is based on a fixed salary paid every other week. He is not compensated for client retention or on the performance of the Fund. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment, the employee is eligible to participate in the matching program. The Company matches 100% of contributions up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive compensation.

Ownership of Securities

As of _________, 2008, Mr. Avery beneficially owned none of the shares of equity securities in the Fund.

Code of Ethics

Integrity Money Management and the Fund have adopted a code of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Fund, subject to the restrictions of the code.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Integrity Fund Services, Inc. ("IFS" or the "Transfer Agent"), a wholly-owned subsidiary of the Company, a North Dakota corporation affiliated with the Investment Adviser and Distributor, provides the Fund with transfer agent, accounting and administrative services. IFS is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, IFS performs many of the Fund's clerical and administrative functions. For its transfer agency services, the Fund pays IFS an asset-based fee and certain flat fees for administrative services, plus reimbursement of out-of-pocket expenses. The Transfer Agent is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Agent

Accounting services provided by IFS to the Fund may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, the Fund pays to IFS at the end of each calendar month certain flat fees plus an asset-based fee, and reimburses IFS for certain out-of-pocket expenses.

Administrator

As administrator for the Fund, IFS manages all aspects of the Fund's operations except those provided by other service providers. For administrative services, the Fund pays to IFS at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month plus certain flat fees, and reimburses IFS for certain out-of-pocket expenses.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT ACCOUNTANTS

The Fund's independent public accountant is Brady Martz & Associates, P.C., which is located at 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semi-annual unaudited financial statements of the Fund. The independent auditors will report on the Fund's annual financial statements, review certain regulatory reports and the Fund's income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 serves as counsel for the Trust.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through Integrity Funds Distributor, a wholly-owned subsidiary of the Company, 1 Main Street North, Minot, North Dakota 58703. Pursuant to a Distribution and Services Agreement with the Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Fund. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund's shares. Integrity Funds Distributor receives for its services the applicable sales charge of the Fund's shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds ("Integrity funds") distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of the Integrity funds, including costs associated with educating a firm's financial advisors about the features and benefits of the Integrity funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity funds.

In fiscal year 2008, in connection with distribution of shares of the funds comprising The Integrity Funds, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab

Fiserv

Morgan Stanley

Raymond James

RBC Dain Raucher

UBS

National Financial Services

Piper Jaffray

Edward Jones

Pershing

CitiGroup

Prudential Financial

12b-1 Plan

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. The Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under the Fund's Plan related to the Class A Shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of its Class A Shares (the "Class A 12b-1 Fee"). Under the Plan related to the Class C Shares, the Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% of the average daily net assets of its Class C Shares (the "Class C 12b-1 Fee") (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the "12b-1 Fee").

Integrity Funds Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into service agreements with Integrity Funds Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Fund, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders.

The Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board, including a majority of the trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). The Plan may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the affected class of the Fund. Any amendment to the Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the affected class of the Fund. Other material amendments to the Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may make payments to dealers that are holders or dealers of record for accounts in the Fund. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also "Purchase and Redemption of Shares" for additional information regarding compensation to dealers.

Peter A. Quist is a director and vice president of the Company, vice president and secretary of the Trust and a director and officer of Integrity Funds Distributor. Mark R. Anderson is a director, president and CEO of the Company, president of the Trust, and a director and officer of Integrity Funds Distributor. Robert A. Walstad is a trustee and chairman of the Trust. Mr. Quist, Mr. Walstad and Mr. Anderson are each shareholders of the Company and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions paid by the Fund to the Distributor. For additional information, please refer to the section titled "Trustees and Officers."

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to the Fund's underlying securities holdings. The Trustees will review the Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser will generally vote in accordance with corporate management's recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management's recommendations on such matters. The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between the Fund's shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Fund. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the Fund.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, it must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund, the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Adviser is responsible for the execution of the Fund's portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund. While the Investment Adviser generally seeks to obtain the most favorable prices, the Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including: (1) the market impact of the trade, (2) the broker or dealer's execution capabilities, (3) the size of the transaction, (4) the difficulty associated with executing the transactions, (5) the operational facilities of the broker or dealer, (6) the risk to the broker or dealer of positioning a block of securities, (7) brokerage service arrangements made available by the broker or dealer, and (8) research, brokerage and other services provided by the broker or dealer (as described below).

A primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. The Investment Adviser may also consider the receipt of research, analysis, advice, and similar services in selecting a broker. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Fund. Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The extent to which commissions reflect an element of value for research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses that it might otherwise bear. Any research and other services provided by brokers to the Investment Adviser or the Fund are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Adviser under the Investment Advisory Agreement.

Although commissions paid on every transaction will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Investment Adviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Investment Adviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Investment Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Investment Adviser's overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Investment Adviser and not solely or necessarily for the benefit of the Fund. The Investment Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Investment Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Investment Adviser will not be reduced as a consequence of the Investment Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Investment Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Investment Adviser in carrying out its obligations to the Fund.

As described above, the Fund invests in shares of Underlying Funds. The Investment Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an Underlying Fund. The Investment Adviser anticipates investing most of the assets of the Fund in funds that impose no front-end sales load or impose a front-end sales load on the Fund of no more than 1% of the public offering price. The Investment Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to: (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an Underlying Fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a "family" of mutual funds. The Investment Adviser also takes advantage of exchange or conversion privileges offered by any "family" of mutual funds.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) set forth in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Accordingly, the price of shares of a mutual fund and sales load paid are the same regardless of the broker used. The Fund is authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate.

To the extent the Fund invests in shares of Underlying Funds subject to a front-end sales load at the time of purchase ("load fund shares"), Integrity Funds Distributor will generally serve as broker. Where Integrity Funds Distributor acts as the broker with respect to purchases of load fund shares, it may retain reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Integrity Funds Distributor is not designated as the broker on any sales where such reallowance exceeds 1% of the public offering price. Where Underlying Fund shares are purchased through Integrity Funds Distributor, Integrity Funds Distributor may also receive Rule 12b-1 fees (in an amount not to exceed 0.25% of net assets) or service fees from the Underlying Funds or their underwriters or sponsors in accordance with the normal arrangements of those funds. Rule 12b-1 fees and reallowances will be aggregated for determining compliance with Section 17(e)(2) of the 1940 Act. Any non-Rule 12b-1 service fees Integrity Funds Distributor receives from the Underlying Fund with respect to purchases by the Fund shall not be retained by Integrity Funds Distributor but will be paid to the Fund.

Integrity Funds Distributor may retain brokerage commissions on portfolio transactions of Underlying Funds held in the Fund's portfolio. The payment of brokerage commissions and Rule 12b-1 fees to Integrity Funds Distributor on such transactions is not a factor considered by the Investment Adviser in selecting or retaining an Underlying Fund for investment.

The Fund expects that purchases and sales of money market instruments will usually be principal transactions and purchases and sales of other debt securities may be principal transactions. Thus, the Fund will normally not pay brokerage commissions in connection with those transactions. The Fund may pay mark-ups on principal transactions. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities, and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and ask price. Where transactions are made in the over-the-counter market, the Fund will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions, with respect to Integrity Money Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Fund may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by the SEC and subject to applicable law. Affiliated persons of the Investment Adviser include its parent corporation, the Company, each of their respective subsidiaries, and the officers and directors of any of such entities. The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, Integrity Funds Distributor or their affiliates.

Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified. The Board of Trustees will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. The Fund offers Class A shares and Class C shares which are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on May 1, 2008, of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net Asset Value per Share	Per Share Sales Charge[1]	Per Share Offering Price to the Public
$15.00	$0.92	$15.92

1The per share sales charge for the Fund is 5.75% (6.10% of net asset value per share).

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

The Fund receives the net asset value of all its shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that the Fund will receive from such sale. See also "Distributor" for additional information regarding fees paid to broker-dealers and others.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the funds in the Integrity family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund's Prospectus under "The Shares We Offer--Class A Shares" and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equal or exceed the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Integrity funds") to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	The Investor's current purchase; and
•	The cumulative cost of shares purchased or the current market value of the shares of the Integrity funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity funds.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Group Program

The Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase Class A shares of the Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, the Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to the Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	The administrator of an investor's investment program must have entered into an agreement with Integrity Funds Distributor;
•

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, the Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of the Fund by each participant in an employee investment program be at least $25 per month. The Fund reserves the right to modify or terminate the Group Program at any time.

Waivers of Up-Front Sales Charge on Class A Shares

The Fund may sell Class A shares without an up-front sales charge to trustees, directors, officers and employees (including retirees) of The Integrity Funds and other funds of the Integrity family of funds and of the Company and its subsidiaries, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. The Fund may also sell shares without an up-front sales charge to broker-dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the sales up-front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the Trust's website at www.integrityfunds.com, from the Prospectus or from your financial adviser.

Class C Shares

As described in the Prospectus, you can buy Class C shares of the Fund at the offering price, which is the net asset value per share. The Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes the Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under the Fund's Plan, with respect to its Class C shares, the respective plan may pay an annual Rule 12b-1 fee of up to 1.00% of its allocable average daily net assets for distribution and shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See "Distribution and Service Plan (12b-1)" in the Prospectus for additional information regarding this plan. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased. The same method will be used if you exchange your shares into another fund of The Integrity Funds.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (the "Monthomatic Investment Plan") (minimum initial investment is $50). With the Monthomatic Investment Plan, monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in the Monthomatic Investment Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House ("ACH") debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate his or her participation in the Monthomatic Investment Plan by sending written notice to the Transfer Agent. See "Systematic Investing—the Monthomatic Investment Plan" in the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under "Special Services—Exchanging Shares," the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge (if any) originally paid with respect to the exchanged shares.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the Fund. The Fund may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for the Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an IRA), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem his or her shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public may not provide a signature guarantee. The redemption request must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares through his or her dealer or agent, which has a sales agreement with Integrity Funds Distributor and from which the Prospectus was received. The dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value next determined after the Transfer Agent receives such sell order from the dealer or agent. The Fund does not charge for this transaction. Authorized dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Additional Information on Purchases and Redemptions

The Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Fund.

The Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the New York Stock Exchange ("NYSE") is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;
•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time. When the Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

The Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund's portfolio securities. Should the Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Fund reserves the right to redeem in-kind, that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

For the Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity FundsDistributormay pay a commission of 1.00%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million dollars or more.

The Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Plan

The owner of $5,000 or more of shares of the Fund may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually or annually. Sufficient shares will be redeemed from the investor's account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Participation in the program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. The Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see "Systematic Withdrawal Program" in the Prospectus.

NET ASSET VALUE

Net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

Investments in mutual funds are valued at the NAV most recently determined and reported by the respective mutual fund. Such quotations are obtained from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the Internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, then Integrity Fund Services will wait until the next business morning to obtain the price from the underlying fund group and then determine the NAV for the Fund.

Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and
•

short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when the Trustees believe such prices reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

EXPENSES OF THE FUND

The Fund's expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Independent Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), association membership dues, charges of the Fund's custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering the Fund and its shares with the SEC, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
	•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
	•	You sell some or all of your original shares within 90 days of their purchase, and
	•	You reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;
THEN:
•

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund's Investments

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the net asset value of the Fund's shares. Should a taxable distribution reduce the net asset value below a shareholder's cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Tax Credit

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's ordinary income dividends paid to you. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

Because the shares of the Fund are newly offered, there is no financial information available for the shares as of the date of this SAI.

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.
(a)	Declaration of Trust dated October 31, 1997[1]
(b)	By-laws of Registrant[1]
(c)	(1)	Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997[1]
(2)	Amended Certificate of Series Designation dated November 19, 2007[12]
(d)	(1)	(i)	Investment Advisory Agreement between Registrant and Integrity Money Management, Inc. (“Integrity”) on behalf of the Integrity Small Cap Growth Fund[2]
(ii)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Health Sciences Fund[2]
(iii)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Technology Fund[2]
(iv)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity High Income Fund[3]
(v)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Growth & Income Fund[4]
(vi)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Total Return Income Fund[11]
(vii)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Asset Allocation Fund[13]
(2)	(i)	Sub-Investment Advisory Agreement between SMH Capital Advisors, Inc. and Integrity on behalf of the Integrity High Income Fund[3]
(ii)	Sub-Investment Advisory Agreement between SMH Capital Advisors, Inc. and Integrity on behalf of the Integrity Total Return Income Fund[12]
(e)	(1)	Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc. (“IFD”) on behalf of the Integrity Small Cap Growth Fund[2]
(2)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Health Sciences Fund[2]
(3)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Technology Fund[2]
(4)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity High Income Fund[3]
(5)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Growth & Income Fund[4]
(6)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Total Return Income Fund[11]
(7)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Asset Allocation Fund[13]
(f)	Not Applicable
(g)	Custody Agreement with Wells Fargo Bank, N.A. on behalf of all Series[13]
(h)	(1)	Amended and Restated Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series[11]
(2)	Amended and Restated Administrative and Accounting Services Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series[11]
(3)	Management Fee Waiver and Expense Reimbursement Agreement between Registrant and Integrity on behalf of the Integrity Total Return Income Fund[11]
(4)	Management Fee Waiver and Expense Reimbursement Agreement between Registrant and Integrity on behalf of the Integrity Asset Allocation Fund[13]
(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997[1]
(2)	Opinion and Consent of Dechert LLP dated September 5, 2003[2]
(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP[3]
(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLPdated December 8, 2004[7]
(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005[8]
(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006[9]
(7)	Opinion and Consent of Chapman and Cutler LLP[11]
(8)	Opinion and Consent of Chapman and Cutler LLP[13]
(j)	Consent of Independent Auditors -- Brady, Martz & Associates[13]
(k)	Not Applicable
(l)	Not Applicable
(m)	(1)	(i)	Shareholder Services Plan for the Integrity Small Cap Growth Fund[3]
(ii)	Shareholder Services Plan for the Integrity Health Sciences Fund[3]
(iii)	Shareholder Services Plan for the Integrity Technology Fund[3]
(iv)	Shareholder Services Plan for the Integrity High Income Fund[10]
(v)	Shareholder Services Plan for the Integrity Growth & Income Fund[4]
(vi)	Shareholder Services Plan for the Integrity Total Return Income Fund[11]
(vii)	Shareholder Services Plan for the Integrity Asset Allocation Fund[13]
(2)	Form of Dealer Agreement[2]
(n)	(1)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Small Cap Growth Fund[4]
(2)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Health Sciences Fund[4]
(3)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Technology Fund[4]
(4)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity High Income Fund[4]
(5)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Growth & Income Fund[4]
(6)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Total Return Income Fund[11]
(7)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Asset Allocation Fund[13]
(o)	Reserved
(p)	Code of Ethics[11]
(z)	Power of Attorney Authorization[11]

[1] Previously filed with and incorporated by reference to Post-Effective Amendment No. 6 filed on December 8, 1997.

[2] Previously filed with and incorporated by reference to Post-Effective Amendment No. 21 filed on September 5, 2003.

[3] Previously filed with and incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.

[4] Previously filed with and incorporated by reference to Post-Effective Amendment No. 26 filed on April 25, 2005.

[5] Previously filed with and incorporated by reference to Post-Effective Amendment No. 28 filed on July 29, 2005.

[6] Previously filed with and incorporated by reference to Post-Effective Amendment No. 19 filed on May 23, 2003.

[7] Previously filed with and incorporated by reference to Post-Effective Amendment No. 24 filed on December 16, 2004.

[8] Previously filed with and incorporated by reference to Post-Effective Amendment No. 25 filed on February 25, 2005.

[9] Previously filed with and incorporated by reference to Post-Effective Amendment No. 29 filed on April 27, 2006.

[10] Previously filed with and incorporated by reference to Post-Effective Amendment No. 32 filed on April 27, 2007.

[11] Previously filed with and incorporated by reference to Post-Effective Amendment No. 34 filed on October 1, 2007.

[12] Previously filed with and incorporated by reference to Post-Effective Amendment No. 35 filed on October 12, 2007.

[13] To be filed on amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not Applicable.
ITEM 25. INDEMNIFICATION.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h).  Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

The business of Integrity Money Management, Inc., is summarized under "Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 26 with respect to each director, officer or partner of the Registrant’s adviser, Integrity Money Management, Inc., is incorporated by reference to Form ADV filed by Integrity Money Management, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-33131).

The information required by this Item 26 with respect to each director, officer or partner of the Registrant's sub-adviser, SMH Capital Advisors, Inc., is incorporated by reference to Form ADV filed by SMH Capital Advisors, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-54089).

ITEM 27. PRINCIPAL UNDERWRITERS.
(a)

The principal underwriter of the Trust's shares, Integrity Funds Distributor, Inc., currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

Integrity Managed Portfolios ND Tax-Free Fund, Inc. Montana Tax-Free Fund, Inc. Integrity Fund of Funds, Inc.
Integrity Funds Distributor, Inc., is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.
(b)	The information required by the following table is provided with respect to each director, officer or partner of each principal underwriter named in the response to Item 20.
NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Mark R. Anderson 1 North Main Street Minot, North Dakota 58703	President Director	President
Peter A. Quist 1 North Main Street Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary
John Carlson 1 North Main Street Minot, North Dakota 58703	Treasurer	None
(c)	Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant or Integrity Funds Distributor, Inc., each of which is located at 1 North Main Street, Minot, North Dakota 58703; and SMH Capital Advisors, Inc., 600 Travis, Houston, Texas 77002, the sub-adviser to the Integrity High Income Fund and the Integrity Total Return Income Fund.  Records relating to the duties of the Registrant's custodian are maintained by Wells Fargo Bank, NA., 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota.

ITEM 29. MANAGEMENT SERVICES.
Not Applicable.

ITEM 30. UNDERTAKINGS.
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Number 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 22nd day of January, 2008.

THE INTEGRITY FUNDS

By:	/s/ Mark R. Anderson Mark R. Anderson President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 36 to the Registration Statement has been signed below by the following persons in the capacities indicated on January 22, 2008:

Signatures	Title
/s/ Mark R. Anderson Mark R. Anderson	President (Principal Executive Officer)
/s/ Laura K. Anderson Laura K. Anderson	Treasurer (Principal Financial and Accounting Officer)
Robert E. Walstad*	Trustee and Chairman of the Board	)	By: /s/ Mark R. Anderson
Jerry M. Stai*	Trustee	)	Mark R. Anderson
Orlin W. Backes*	Trustee	)	Attorney-in-Fact
R. James Maxson*	Trustee	)

* An original power of attorney authorizing Mark R. Anderson to execute any amendment to Registration Statement No. 33-53698 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 36 to the Registration Statement is being filed has been executed and filed with the Securities and Exchange Commission with Post-Effective Amendment No. 34 to the Registration Statement.

EXHIBITS